Morgan Stanley Financials Conference June 12, 2018 George R. Aylward President and Chief Executive Officer Exhibit 99.1

Important Disclosures This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” "intent," "plan," “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions and projections about our company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this presentation only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2017 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in our assets under management; (b) withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to our reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) inability to satisfy financial covenants and payments related to our indebtedness; (f) inability to attract and retain key personnel; (g) challenges from the competition we face in our business; (h) adverse regulatory and legal developments; (i) unfavorable changes in tax laws or limitations; (j) adverse developments related to unaffiliated subadvisers; (k) negative implications of changes in key distribution relationships; (l) interruptions in or failure to provide critical technological service by us or third parties; (m) volatility associated with our common and preferred stock; (n) adverse civil litigation and government investigations or proceedings; (o) risk of loss on our investments; (p) inability to make quarterly common and preferred stock distributions; (q) lack of sufficient capital on satisfactory terms; (r) losses or costs not covered by insurance; (s) impairment of goodwill or intangible assets; (t) inability to achieve expected acquisition-related financial benefits; and other risks and uncertainties described in our 2017 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”). Certain other factors which may impact our continuing operations, prospects, financial results and liquidity, or which may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors. The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Agenda Firm Overview Multi-Boutique Model Product Distribution Financial Review Interim Q2 Business Update Assets Under Management Asset Flows Non-GAAP Results Capital Position Growth Opportunities Appendix

FIRM OVERVIEW

We are a distinctive partnership of boutique investment managers, singularly committed to the long-term success of individual and institutional investors Independent publicly traded asset manager Market capitalization of ~$1.0 billion1 (NASDAQ: VRTS) Managing $89.1 billion2 in a multi-boutique structure Flexible model with offerings from affiliated managers and select subadvisers Strong, centralized retail distribution Shared operations and business support services Investment strategies available in multiple product forms: Open-end mutual funds ETFs UCITS Institutional accounts Firm overview Closed-end mutual funds Retail separate accounts Commingled investment trusts Structured products 1 Includes common stock and assumed conversion of mandatory convertible preferred stock as of March 31, 2018 2 As of March 31, 2018

Value Proposition Flexible Multi-Boutique Asset Manager Flexible partnership approach with alignment of interests Preserves affiliate culture, investment process, and brand Shared distribution and support services Diverse, High-Quality Product Offerings Well-diversified across asset classes and investment styles Differentiated strategies for changing environments and preferences Attractive investment offerings with strong performance Effective Distribution Capabilities Provides one-point access to distinctive investment capabilities Relationships with a broad network of intermediaries Consultative and educational sales approach Attractive Financial Profile Strong and diverse cash flow generation Proven operating leverage and ability to generate attractive margins Prudent capital management approach that balances appropriate leverage levels, growing the business and returning capital Multiple Opportunities for Growth Introduction of new products Expansion of investment capabilities and distribution Addition of new affiliates

MULTI-BOUTIQUE MODEL

We have the flexibility, agility, and responsiveness of a boutique asset management firm with the product breadth, distribution reach, and resources of larger firms Flexible Multi-Boutique Model All the Benefits of a Multi-Boutique Broad array of differentiated investment strategies Attractive structure for high-quality investment teams and firms Greater Efficiency Supported by effective retail distribution, shared operations and business support services Significant economies of scale benefit affiliates Greater Flexibility Model incorporates multiple partnership options Ability to respond to evolving investor preferences Greater Growth Opportunities Expand product offerings from current and new managers Leverage distribution effectiveness to other channels and geographies

Our Managers *Virtus has an ownership interest in the firm * Affiliates* Subadvisers

PRODUCT

BROAD AND DIVERSE OFFERINGS

VIRTUS INVESTMENT PARTNERS

AUM by Manager


Kayne Anderson Rudnick 23%
Seix (Lev. Fin.) 16%
Seix (IG) 11%
Newfleet 13%
Duff & Phelps 11%
Ceredex 11%
Vontobel 12%
Other[1] 3%

Affiliated Managers	
Kayne Anderson Rudnick	$20.4
Seix (Lev. Fin)	14.6
Seix (IG)	9.5
Newfleet	11.7
Duff & Phelps	9.6
Ceredex	9.4
Silvant	1.0
Rampart and Other[2]	1.5
	$77.7

Subadvisers	
Vontobel	$10.4
Other Subadvisers	1.0
	$11.4

AUM by Product Type


Open-End Mutual Funds 47%
Closed-End Funds 7%
Retail Separate Accounts 16%
Institutional 22%
Structured Products 4%
Liquidity[3] 2%

Funds	
Open-End	$42.2
Closed-End	6.1
Variable Insurance	1.0
ETFs	1.0
	$50.3

Separate Accounts	
Institutional Accounts	$19.4
Retail Separate Accounts	14.0
Structured Products	3.7
Liquidity[3]	1.7
	$38.8

Total AUM: $89.1 billion

AUM by Asset Class


Domestic Equity 38%
International Equity 13%
Fixed Income 43%
Liquidity[3] 2%
Alternative & Other[4] 4%

Domestic Equity	
Small-Cap	$ 17.4
Large-Cap	12.6
Mid-Cap	4.3
	$34.3

International Equity	
Emerging Market	$8.7
International	2.6
Global	0.3
	$11.6

Fixed Income & Liquidity	
Taxable	$35.7
Non-Taxable	2.2
Liquidity[3]	1.7
	$39.6

Alternative & Other	
Alternative	$3.3
Other[4]	0.3
	$3.6

$ billions as of March 31, 2018; totals may not add due to rounding
[1]Includes Silvant, Rampart, asset allocation and other subadvised strategies
[2]Primarily includes assets managed by investment professionals from Rampart
[3]Liquidity category includes ultra short bond strategies
[4]Option strategies

11

1 Lipper as of March 31, 2018 2 As of March 31, 2018. AUM excludes non-rated funds. Based on institutional-class shares, except for funds that do not have institutional-class shares, for which A-class shares were used. % AUM Beating Benchmark1 Morningstar Rating By Assets2 Morningstar Rating # of Funds $mm AUM % of AUM  êêêêê 8 $12,295 28%  êêêê 21 $22,887 53%  êêê 24 $7,437 17%  êê 6 $380 1%  ê 3 $489 1% 81% 98% Mutual Fund Assets Under Management Compelling Investment Performance Morningstar Normal Distribution 5 Star 4 Star 3 Star 2 Star 1 Star 10% 22.5% 35% 22.5% 10% Institutional Assets Under Management

4 and 5 Star Mutual Funds by Asset Class 1 Morningstar overall rating for institutional-class shares 2 As of March 31, 2018 Asset Class # of Funds1 Fixed Income 13 Funds U.S. Equity 7 Funds Alternative/Allocation 5 Funds International Equity 4 Funds 5 Largest Mutual Funds Fund AUM2 ($B) M’Star Rating1 Vontobel Emerging Markets Opportunities $8.7 4 Newfleet Multi-Sector S/T Bond $7.5 5 Seix Floating Rate High Income $6.1 4 Ceredex Mid-Cap Value Equity $2.9 4 KAR Small-Cap Growth $2.5 5 29 mutual funds rated 4 or 5 Stars, including the five largest funds Diversity of performance

DISTRIBUTION

effective Distribution Capabilities $ billions as of March 31, 2018 1 Includes liquidity, ETFs, and variable insurance funds Affiliate-centric distribution resources through experienced institutional sales/client service teams Direct and consultant-sourced relationships Diversified and stable client base with institutions, corporations and foundations Broad and diversified product offerings make Virtus a meaningful partner with distributors Centralized retail distribution supports mutual funds managed by affiliates and subadvisers in wirehouse, Independent/RIA and DCIO channels Strength and growth in retail separate accounts Institutional AUM by Product Type ($23.4B) Retail AUM by Product Type ($65.7B) Institutional83%

MUTUAL FUNDS n CLOSED-END FUNDS n RETAIL SEPARATE ACCOUNTS UCITS n COLLECTIVE INVESTMENT TRUSTS n ETFs Well-defined and differentiated value proposition supports financial intermediaries Broad penetration and relationships with national and regional firms Experienced, channelized sales force with above-average years of experience in the industry Multi-channel retail approach Wirehouse Regional  Independent/ RIA Private Bank Retirement and Insurance Offshore Merrill Lynch Morgan Stanley UBS Wells Fargo Janney Raymond James RBC Stifel Nicolaus Ameriprise AXA Commonwealth LPL Citi Deutsche Fifth Third JP Morgan Empower Jackson National Nationwide Transamerica Merrill Lynch Morgan Stanley Snowden Lane UBS

Our strategy, team, and approach distinguishes us in the competitive retail market Differentiated RETAIL Distribution Capabilities Strategy One-point access to boutique managers Broad and differentiated product offering Allows financial advisors to focus on fewer relationships Team Experienced and high-quality sales force Significant industry experience and tenure Effective communication of sophisticated strategies Approach Consultative approach addressing client needs Assist financial advisors in managing their books of business Help financial advisors address client’s current and future needs

FINANCIAL REVIEW

interim Q2 business update Business Update as of May 31, 2018 Preliminary ending long-term AUM of $89.7 billion at May 31, an increase of 2.5% from March 31 Positive quarter-to-date net flows of $1.1 billion reflect positive contributions in all product categories, including: Open-end mutual funds of $0.6 billion Institutional accounts of $0.5 billion Investment performance remained strong with 86% of rated assets in 4- and 5-star funds1 Repurchased 60,622 shares of common stock for $7.5 million as of May 31 Majority-interest acquisition of Sustainable Growth Advisers on track to close mid-year Additional $105.0 million of term loan debt to be drawn at close 1 Overall Morningstar Rating as of May 31, 2018

Long-term assets are diversified by asset class and product type assets under management $ in billions 1 Consists of real estate securities, master limited partnerships, options strategies, and other Metrics Equity as % total 58.3% 49.0% 49.5% 51.5% 52.5% Fixed Income as % total 33.1% 46.0% 45.6% 43.6% 43.5% Alternatives1 as % total 8.6% 5.0% 4.9% 4.9% 4.0% Long-Term Fee Rate (bps) 51.3 48.3 44.8 45.4 46.0 Long-Term Liquidity

Generated positive net flows in structured products, open-end funds and ETFs in Q1:18 Inflows/(Outflows) asset Flows Metrics Net Flows1 $0.5 ($0.2) $0.2 ($0.8) ($0.7) Inflow Rate2 29.2% 28.8% 21.3% 18.7% 24.8% Outflow Rate3 (24.5%) (30.5%) (20.2%) (22.3%) (28.1%) Net Flow Rate4 4.6% (1.7%) 1.1% (3.5%) (3.3%) $ in billions 1 Net flows exclude flows from liquidity products 2 Annualized sales divided by beginning-of-period long-term AUM 3 Annualized redemptions divided by beginning-of-period long-term AUM 4 Annualized net flows divided by beginning-of-period long-term AUM Net flows Inflows Outflows

Excluding seasonal expenses, Q1:18 adjusted margin was 37% Operating Income, As Adjusted Non-gaap results Metrics Net Income, As Adjusted $8.6 $13.4 $19.5 $21.9 $21.8 GAAP Net Income $10.9 ($2.4) $16.7 $3.4 $21.2 GAAP EPS $1.62 ($0.34) $2.21 $0.46 $2.77 Operating Margin, As Adjusted 20.9% 28.8% 33.8% 35.7% 30.3% Diluted earnings per share, as adjusted $ in millions, except per share data See the appendix for U.S. GAAP to Non-GAAP (“as adjusted”) reconciliations and related notes

Solid capital position provides operating flexibility Capital position Metrics Working Capital2 $225 $49 $68 $76 $83 Net Debt3 N/A $184 $147 $127 $178 Net Debt to Bank EBITDA4 N/A 1.1x 0.9x 0.7x 1.0x Cash and Cash Equivalents Seed Capital Investments - Other Debt1 $ in millions 1 Defined as gross debt less deferred financing costs 2 Defined as cash and equivalents plus accounts receivable, net, less accrued compensation and benefits, accounts payable and accrued liabilities, contingent consideration, and dividends payable 3 Defined as gross debt less cash and cash equivalents 4 Calculated in accordance with the company’s credit agreement $442 $324 $248 $367 $249 $362 $248 $334 $245

GROWTH OPPORTUNITIES

Multiple opportunities for growth Area Growth Opportunities Product Leverage capabilities of current managers Offer existing strategies in other product structures Broaden capabilities with new teams/managers Distribution Leverage areas of strength in existing retail channels while increasing presence in others Expand institutional distribution capabilities Broaden presence in offshore markets Inorganic Selectively add differentiated or complementary investment strategies Acquire capabilities to further diversify distribution Seek opportunities to increase scale summary Flexible Multi-Boutique Asset Manager Diverse, High-Quality Product Offerings Effective Distribution Capabilities Attractive Financial Profile Multiple Opportunities for Growth

APPENDIX

VIRTUS HISTORY

VIRTUS INVESTMENT PARTNERS

Established in the 1990s and Fully Independent Since January 2009

1993	Phoenix Securities Group (subsidiary of former parent, Phoenix Life) acquires **National Funds**
1995	Merges with **Duff & Phelps** to create Phoenix Duff & Phelps (later renamed **Phoenix Investment Partners ("PXP")**); 40% of entity publicly traded, 60% held by former parent
1999	Acquires **Zweig's** mutual fund business
2001	Publicly traded portion of PXP acquired; becomes an indirect wholly-owned subsidiary of former parent
2002	Acquires interest in **Kayne Anderson Rudnick Investment Management**
2006	Adopts the **Harris Insight Funds**
2008	Spun-off as an independent company and rebranded as **Virtus Investment Partners** on December 31, 2008
2009	Lists on NASDAQ; first trade at $9/share on January 2, 2009
2011	Establishes **Newfleet Asset Management**
2012	Acquires **Rampart Investment Management**
2013	Establishes Dublin-based **UCITS** platform and seeds first product
2015	Acquires majority interest in **ETF Issuer Solutions** (rebranded as **Virtus ETF Solutions**)
2017	Acquires **RidgeWorth Investments** and its three boutique managers **(Seix, Ceredex and Silvant)**
2018	Announces agreement to acquire majority interest in **Sustainable Growth Advisers (SGA)**

28

U.S. GAAP to non-gaap Reconciliation Q1 2018 $ and share counts in thousands, except per share data (Unaudited)

U.S. GAAP to non-gaap Reconciliation $ in millions Reconciliation of Total Revenues, GAAP to Total Revenues, as Adjusted: Reconciliation of Operating Income (Loss), GAAP to Operating Income (Loss), as Adjusted:

U.S. GAAP to non-gaap Reconciliation Q4 2017 $ and share counts in thousands, except per share data (Unaudited) Virtus Investment Partners, Inc. Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information (Unaudited, in thousands) Q4 2017 Actuals Three months ended December 31, 2017 Reclassifications Adjustments U.S. GAAP Basis Distribution and other asset-based expenses Consolidated investment products Amortization of intangible assets Seed capital and CLO investments Acquisition and integration expenses Other Non-GAAP Basis Revenues Investment management fees $,100,447 $0 $1,667 $0 $0 $0 $0 $,102,114 Distribution and services fees 11,618 0 5 0 0 0 0 11,623 Administration and transfer agent fees 15,840 0 9 0 0 0 0 15,849 Other income and fees 119 0 0 0 0 0 0 119 Distribution and other asset-based expenses 0 ,-20,348 0 0 0 0 0 ,-20,348 Total revenues ,128,024 ,-20,348 1,681 0 0 0 0 ,109,357 Operating Expenses Employment expenses 54,602 0 0 0 0 -2,009 0 52,593 Distribution and other asset-based expenses 20,348 ,-20,348 0 0 0 0 0 0 Other operating expense 18,215 0 0 0 0 -1,269 -,256 16,690 -,256.7218999999998 -1,268,858.21 Other operating expenses of consolidated investment products 659 0 -,659 0 0 0 0 0 Restructuring and severance 102 0 0 0 0 -,102 0 0 Depreciation expense 1,019 0 0 0 0 0 0 1,019 Amortization expense 5,064 0 0 -5,064 0 0 0 0 Total operating expenses ,100,009 ,-20,348 -,659 -5,064 0 -3,380 -,256 70,302 Operating Income (Loss) 28,015 0 2,340 5,064 0 3,380 256 39,055 Other Income (Expense) Realized and unrealized gain (loss) on investments, net 22 0 271 0 -,293 0 0 0 H46,P46 Realized and unrealized gain (loss) of consolidated investment products, net -2,932 0 2,932 0 0 0 0 0 Fix report w/ new hiearchy Other income (expense), net 506 0 -65 0 65 0 0 506 Total other income (expense), net -2,404 0 3,138 0 -,228 0 0 506 Interest Income (Expense) Interest expense -3,909 0 0 0 0 0 0 -3,909 Interest and dividend income 847 0 2,022 0 -2,611 0 0 258 Interest and dividend income of investments of consolidated investment products, net 20,787 0 ,-20,787 0 0 0 0 0 Interest expense of consolidated investment products ,-13,142 0 13,142 0 0 0 0 0 Total interest income (expense), net 4,583 0 -5,623 0 -2,611 0 0 -3,651 Income (Loss) Before Income Taxes 30,194 0 -,145 5,064 -2,839 3,380 256 35,910 Income tax expense (benefit) 24,551 0 0 1,979 -1,767 1,321 ,-12,049 14,035 8,628 ,-11,885 Net Income (Loss) 5,643 0 -,145 3,085 -1,072 2,059 12,305 21,875 Preferred stockholder dividends -2,084 0 0 0 0 0 2,084 0 Noncontrolling interests -,145 0 145 0 0 0 0 0.39083820662768032 Net Income (Loss) Attributable to Common Stockholders $3,414 $0 $0 $3,085 $-1,072 $2,059 $14,389 $21,875 Earnings (Loss) Per Share - Diluted $0.45930681533821077 $2.6002152681074535 Weighted Average Shares Outstanding - Diluted (Thousands) 7,432.94 8,412.7649999999994 Effective Tax Rate 0.39079999999999998 0.35129284650272941 ck 0 0 0 0 0 0 0 0 ck 0.72776000006888353 ck ck 0.38357210091271554 Incck 2,083,167.3699999843 See pages XX thourgh XX for notes to the reconciliation 65 7,176.410000000002 66 7,432.94

U.S. GAAP to non-gaap Reconciliation Q3 2017 $ and share counts in thousands, except per share data (Unaudited)

U.S. GAAP to non-gaap Reconciliation Q2 2017 $ and share counts in thousands, except per share data (Unaudited)

U.S. GAAP to non-gaap Reconciliation Q1 2017 $ and share counts in thousands, except per share data (Unaudited) Virtus Investment Partners, Inc. Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information (Unaudited, in thousands) Three months ended March 31, 2017 Reclassifications Adjustments U.S. GAAP Basis Distribution and other asset-based expenses Consolidated investment products Amortization of intangible assets Seed capital and CLO investments Acquisition and integration expenses Other Non-GAAP Basis Revenues Investment management fees $59,271 $0 $242 $0 $0 $0 $0 $59,513 Distribution and services fees 10,783 0 10 0 0 0 0 10,793 Administration and transfer agent fees 8,981 0 34 0 0 0 0 9,015 Other income and fees 741 0 0 0 0 0 0 741 Distribution and other asset-based expenses 0 ,-15,323 0 0 0 0 0 ,-15,323 Total revenues 79,776 ,-15,323 286 0 0 0 0 64,739 Operating Expenses Employment expenses 39,641 0 0 0 0 0 0 39,641 Distribution and other asset-based expenses 15,323 ,-15,323 0 0 0 0 0 0 Other operating expense 13,226 0 0 0 0 -1,629 -,669 10,928 Other operating expenses of consolidated investment vehicles 642 0 -,642 0 0 0 0 0 Depreciation and other amortization 664 0 0 0 0 0 0 664 Amortization expense 233 0 0 -,233 0 0 0 0 Total operating expenses 69,729 ,-15,323 -,642 -,233 0 -1,629 -,669 51,233 Operating Income 10,047 0 928 233 0 1,629 669 13,506 Other Income (Expense) Realized and unrealized gain (loss) on investments, net 297 0 3,513 0 -3,810 0 0 0 H46,P46 Realized and unrealized gain (loss) on investments of consolidated investment vehicles, net 4,444 0 -4,444 0 0 0 0 0 Fix report w/ new hiearchy Other income (expense), net 646 0 1,424 0 -1,424 0 0 646 Total other income (expense), net 5,387 0 493 0 -5,234 0 0 646 Interest Income (Expense) Interest expense -,243 0 0 0 0 0 0 -,243 Interest and dividend income 188 0 660 0 -,733 0 0 115 Interest and dividend income of investments of consolidated investment vehicles, net 5,656 0 -5,656 0 0 0 0 0 Interest expense of consolidated investment vehicles -2,857 0 2,857 0 0 0 0 0 Total interest (expense) income, net 2,744 0 -2,139 0 -,733 0 0 -,128 Income Before Income Taxes 18,178 0 -,718 233 -5,967 1,629 669 14,024 Income tax expense 4,433 0 0 90 -,288 628 544 5,407 0 Net Income 13,745 0 -,718 143 -5,679 1,001 125 8,617 Preferred stockholder dividends -2,084 0 0 0 0 0 2,084 0 Noncontrolling interests -,718 0 718 0 0 0 0 0 Net Income Attributable to Common Stockholders $10,943 $0 $0 $143 $-5,679 $1,001 $2,209 $8,617 Earnings Per Share - Diluted $1.6157984721453797 $1.1571469164324264 Weighted Average Shares Outstanding - Diluted (in thousands) 6,772.5029999999997 7,446.7639999999992 See pages XX thourgh XX for notes to the reconciliation 65 #VALUE! 66 0 -1629409.9700000009 0 -1629409.9700000009 0

Non-GAAP financial information differ from financial information determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial information have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.   Notes to Reconciliations:   Distribution and other asset-based expenses - Primarily payments to third-party distribution partners and third-party service providers for providing services to investors in our sponsored funds and payments to third-party service providers for investment management-related services. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not utilize intermediary distribution partners or third-party service providers. Consolidated investment products - Revenues and expenses generated by operating activities of majority-owned mutual funds and CLOs that are consolidated in the financial statements. Management believes that excluding these operating activities to reflect net revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results from managing third-party client assets. Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions. Restructuring and severance - Certain expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions, that are not reflective of the ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the company's operating results with prior periods. Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include transaction closing costs, certain professional fees, and financing fees. Integration expenses include costs incurred that are directly attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees and other expenses.. Management believes that making these adjustments aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions. Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. In addition, it includes income tax expense/(benefit) items, such as adjustments for uncertain tax positions, changes in tax law, valuation allowances and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Preferred dividends are adjusted as the shares are mandatorily convertible into common shares at the end of three years and weighted average shares, as adjusted reflects the conversion. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods. Seed capital and CLO investments earnings (losses) - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital and CLO investments. Earnings or losses generated by investments in seed capital and CLO investments can vary significantly from period to period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments. Footnotes

Footnotes Components of Acquisition and Integration Expenses and Other for the respective periods are shown in the table below: (Unaudited)

Morningstar, Lipper data Additional Information on Virtus Funds rated by Morningstar as of 3/31/18: Description Overall 3 yr. 5 yr. 10 yr. Number of 3/4/5 Star Funds 53 48 46 39 Percentage of Assets 0.98 0.92 0.9 0.97 Number of 4/ 5 Star Funds 29 27 21 28 Percentage of Assets 0.81 0.52 0.47 0.9 Total Funds 62 62 59 48 Data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Investing involves risk, including the possible loss of principal. The value of your investment will fluctuate over time and you may gain or lose money. Morningstar Ratings as of 3/31/18: The Morningstar RatingTM for funds, or "star rating," is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Ratings do not take into account the effects of sales charges and loads.© 2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Lipper Rankings as of 3/31/18: Lipper performance on an asset weighted basis is calculated by taking all funds and assigning the assets under management (“AUM”) in each respective fund to either the 1st, 2nd, 3rd or 4th quartile bucket based on each fund’s respective Lipper rankings. The total AUM of each quartile’s bucket is then divided by complex wide total AUM to arrive at the respective percent of AUM in each bucket. Lipper, a wholly owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. Funds not ranked by Lipper are not included in the analysis. If sales loads were reflected, the rankings shown would be lower. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period. Strong ratings are not indicative of positive fund performance. Absolute performance for some funds was negative. For complete investment performance, please visit www.virtus.com. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information about the Virtus Mutual Funds, call 1-800-243-4361 or visit www.Virtus.com for a prospectus. Virtus Mutual Funds are distributed by VP Distributors, LLC, member FINRA and subsidiary of Virtus Investment Partners, Inc.